CLOUGH FUNDS TRUST
1290 Broadway, Suite 1100
Denver, CO 80203

October 16, 2015

VIA EDGAR

Division of Investment Management
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Clough Funds Trust (File No. 333-204408), on behalf of the Clough Global Long/Short Fund (the “Fund”), a series of the Trust

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the definitive prospectus dated October 1, 2015, with respect to the Fund. The purpose of this filing is to submit the 497(c) filing dated October 1, 2015 in XBRL for the Fund.

If you have any questions concerning the foregoing, please contact me at 720.917.0623.

Sincerely,

/s/ Abigail J. Murray
Abigail J. Murray, Esq.
Secretary

Enclosures